UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 14, 2007

Marathon Oil Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-5153	25-0996816
(Commission File Number)	(I.R.S. Employer Identification No.)

5555 San Felipe Road, Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 629-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On April 25, 2007, the stockholders of Marathon Oil Corporation (“Marathon”) approved:  (1) amendments to Marathon’s restated certificate of incorporation and by-laws to eliminate supermajority voting provisions that were applicable to any stockholder vote on the adoption, amendment or a repeal of all or any part of Marathon’s by-laws; and (2) an amendment to Marathon’s restated certificate of incorporation to increase its authorized common stock to 1,100,000,000 shares.

The following provides an updated description of the capital stock of Marathon, after giving effect to those amendments.

Description of Capital Stock

Marathon’s authorized capital stock consists of:

•                                          1,100,000,000 shares of common stock; and

•                                          26,000,000 shares of preferred stock, issuable in series.

Each authorized share of common stock has a par value of $1.00. The authorized shares of preferred stock have no par value. As of April 30, 2007, 342,978,266 shares of common stock were issued and outstanding, and 24,873,292 shares of common stock were held as treasury shares. As of April 30, 2007, no shares of Marathon’s preferred stock were issued and outstanding.

                In the discussion that follows, Marathon has summarized the material provisions of its restated certificate of incorporation and by-laws relating to its capital stock. This discussion is subject to the relevant provisions of Delaware law and is qualified in its entirety by reference to Marathon’s restated certificate of incorporation and by-laws. You should read the provisions of the restated certificate of incorporation and by-laws as currently in effect for more details regarding the provisions described below and for other provisions that may be important to you. Marathon has included those documents as exhibits to this report by incorporating them by reference to the exhibits to its current report on Form 8-K dated April 25, 2007, which Marathon filed with the SEC on April 25, 2007.  You can read and copy those exhibits at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain copies by mail from the public reference room at that address, at prescribed rates. You can also access those exhibits over the Internet at the Web site maintained by the SEC, at http://www.sec.gov, which includes electronic versions of filings Marathon makes with the SEC.  You can also request copies of those exhibits, at no cost, by writing or telephoning Marathon at the following address or telephone number:

Marathon Oil Corporation
5555 San Felipe Road
Houston, TX 77056-2723
Attention: Corporate Secretary
Telephone: (713) 629-6600

Common Stock

Each share of Marathon common stock has one vote in the election of each director and on all other matters voted on generally by the stockholders. No share of common stock affords any cumulative voting rights. This means that the holders of a majority of the voting power of the shares voting for the election of directors can elect all directors to be elected if they choose to do so. Marathon’s board of directors may grant holders of preferred stock, in the resolutions creating the series of preferred stock, the right to vote on the election of directors or any questions affecting Marathon.

Holders of common stock will be entitled to dividends in such amounts and at such times as Marathon’s board of directors in its discretion may declare out of funds legally available for the payment of dividends. Dividends on the common stock will be paid at the discretion of Marathon’s board of directors after taking into account various factors, including:

•                        Marathon’s financial condition and performance;

•                        Marathon’s cash needs and capital investment plans;

•                        Marathon’s obligations to holders of any preferred stock it may issue;

•                        income tax consequences; and

•                        the restrictions Delaware and other applicable laws.

In addition, the terms of the loan agreements, indentures and other agreements Marathon enters into from time to time may restrict the payment of cash dividends.

If Marathon liquidates or dissolves its business, the holders of common stock will share ratably in all assets available for distribution to stockholders after Marathon’s creditors are paid in full and the holders of all series of its outstanding preferred stock, if any, receive their liquidation preferences in full.

The common stock has no preemptive rights and is not convertible or redeemable or entitled to the benefits of any sinking or repurchase fund.

Marathon’s outstanding shares of the common stock are listed on the New York Stock Exchange and the Chicago Stock Exchange and trade under the symbol “MRO.”

The transfer agent and registrar for the common stock is National City Bank.

 Preferred Stock

At the direction of its board of directors, without any action by the holders of its common stock, Marathon may issue one or more series of preferred stock from time to time. Marathon’s board of directors can determine the number of shares of each series of preferred stock and the designation, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions applicable to any of those rights, including dividend rights, voting rights, conversion or exchange rights, terms of redemption and liquidation preferences, of each series.

The existence of undesignated preferred stock may enable Marathon’s board of directors to render more difficult or to discourage an attempt to obtain control of Marathon by means of a tender offer, proxy contest, merger or otherwise, and thereby to protect the continuity of its management. The issuance of shares of preferred stock may adversely affect the rights of the holders of common stock. For example, any preferred stock issued may rank prior to the common stock as to dividend rights, liquidation preference or both, may have full or limited voting rights and may be convertible into shares of common stock. As a result, the issuance of shares of preferred stock may discourage bids for common stock or may otherwise adversely affect the market price of the common stock or any existing preferred stock.

 Limitation on Directors’ Liability

Delaware law authorizes Delaware corporations to limit or eliminate the personal liability of their directors to them and their stockholders for monetary damages for breach of a director’s fiduciary duty of care. The duty of care requires that, when acting on behalf of the corporation, directors must exercise an informed business judgment based on all material information reasonably available to them. Absent the limitations Delaware law authorizes, directors of Delaware corporations are accountable to those corporations and their stockholders for monetary damages for conduct constituting gross negligence in the exercise of their duty of care. Delaware law enables Delaware corporations to limit available relief to equitable remedies such as injunction or rescission. Marathon’s restated certificate of incorporation limits the liability of the members of its board of directors by providing that no director will be personally liable to Marathon or its stockholders for monetary damages for any breach of the director’s fiduciary duty as a director, except for liability:

•                        for any breach of the director’s duty of loyalty to Marathon or its stockholders;

•                        for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•                        for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; and

•                        for any transaction from which the director derived an improper personal benefit.

This provision could have the effect of reducing the likelihood of derivative litigation against Marathon’s directors and may discourage or deter Marathon’s stockholders or management from bringing a lawsuit against its directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefited Marathon and its stockholders. Marathon’s by-laws provide indemnification to its officers and directors and other specified persons with respect to their conduct in various capacities.

Statutory Business Combination Provision

As a Delaware corporation, Marathon is subject to Section 203 of the Delaware General Corporation Law. In general, Section 203 prevents an “interested stockholder,” which is defined generally as a person owning 15% or more of a Delaware corporation’s outstanding voting stock or any affiliate or associate of that person, from engaging in a broad range of “business combinations” with the corporation for three years following the date that person became an interested stockholder unless:

•                        before that person became an interested stockholder, the board of directors of the corporation approved the transaction in which that person became an interested stockholder or approved the business combination;

•                        on completion of the transaction that resulted in that person’s becoming an interested stockholder, that person owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, other than stock held by (1) directors who are also officers of the corporation or (2) any employee stock plan that does not provide employees with the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•                        following the transaction in which that person became an interested stockholder, both the board of directors of the corporation and the holders of at least two-thirds of the outstanding voting stock of the corporation not owned by that person approve the business combination.

Under Section 203, the restrictions described above also do not apply to specific business combinations proposed by an interested stockholder following the announcement or notification of designated extraordinary transactions involving the corporation and a person who had not been an interested stockholder during the previous three years or who became an interested stockholder with the approval of a majority of the corporation’s directors, if a majority of the directors who were directors prior to any person’s becoming an interested stockholder during the previous three years, or were recommended for election or elected to succeed those directors by a majority of those directors, approve or do not oppose that extraordinary transaction.

Other Matters

Some of the provisions of Marathon’s restated certificate of incorporation and by-laws discussed below may have the effect, either alone or in combination with the provisions of its restated certificate of incorporation discussed above and Section 203 of the Delaware General Corporation Law, of making more difficult or discouraging a tender offer, proxy contest, merger or other takeover attempt that Marathon’s board of directors opposes but that a stockholder might consider to be in its best interest.

Marathon’s restated certificate of incorporation provides that its stockholders may act only at an annual or special meeting of stockholders and may not act by written consent. Marathon’s by-laws provide that only its board of directors may call a special meeting of its stockholders.

Marathon’s restated certificate of incorporation provides that the number of directors will be fixed from time to time by, or in the manner provided in, its by-laws, but will not be less than three.

Marathon’s by-laws contain advance-notice and other procedural requirements that apply to stockholder nominations of persons for election to the board of directors at any annual meeting of stockholders and to stockholder proposals that stockholders take any other action at any annual meeting. A stockholder proposing to nominate a person for election to the board of directors or proposing that any other action be taken at an annual meeting of stockholders must give Marathon’s corporate secretary written notice of the proposal not less than 45 days and not more than 75 days before the first anniversary of the date on which Marathon first mailed its proxy materials for the immediately preceding year’s annual meeting of stockholders. These stockholder proposal deadlines are subject to exceptions if the pending annual meeting date is more than 30 days prior to or more than 30 days after the first anniversary of the immediately preceding year’s annual meeting. Marathon’s by-laws prescribe specific information that any such stockholder notice must contain. These advance-notice provisions may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if the proper procedures are not followed, and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal, without regard to whether consideration of those nominees or proposals might be harmful or beneficial to Marathon and its stockholders.

Marathon’s restated certificate of incorporation provides that its stockholders may adopt, amend and repeal its by-laws at any regular or special meeting of stockholders by an affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on that action, provided the notice of intention to adopt, amend or repeal the by-laws has been included in the notice of that meeting.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Restated Certificate of Incorporation of Marathon Oil Corporation (incorporated by reference to Exhibit 3.1 to Marathon Oil Corporation’s Form 8-K, filed on April 25, 2007).

3.2	By-laws of Marathon Oil Corporation (incorporated by reference to Exhibit 3.2 to Marathon Oil Corporation’s Form 8-K, filed on April 25, 2007).

3.3	Specimen of Common Stock Certificate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

Date: May 14, 2007	By:	/s/ Janet F. Clark
Janet F. Clark
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Restated Certificate of Incorporation of Marathon Oil Corporation (incorporated by reference to Exhibit 3.1 to Marathon Oil Corporation’s Form 8-K, filed on April 25, 2007).

3.2	By-laws of Marathon Oil Corporation (incorporated by reference to Exhibit 3.2 to Marathon Oil Corporation’s Form 8-K, filed on April 25, 2007).

3.3	Specimen of Common Stock Certificate.